UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2012

Akorn, Inc.
(Exact Name of Registrant as Specified in Charter)

Louisiana	001-32360	72-0717400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1925 West Field Court, Suite 300 Lake Forest, IL	60045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(847) 279-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On October 24, 2012, the Akorn, Inc. (the “Company”) issued a press release announcing that its development and manufacturing partner, Sofgen Pharmaceuticals, LLC, (“Sofgen”) received approval from the U.S. Food and Drug Administration (“FDA”) for its abbreviated new drug application for Progesterone capsules, 100mg and 200mg, and that the Company, which has exclusive marketing rights in the U.S., has begun distribution of the product.  Progesterone capsules are the generic of Abbott Laboratories’ Prometrium® capsules, which are indicated for the treatment of endometrial hyperplasia and secondary amenorrhea.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.  See the Exhibit Index, which is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKORN, INC.

Date:	October 25, 2012	By:	/s/ Timothy A. Dick
Timothy A. Dick
Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit

99.1

Press release issued by the Company, dated October 24, 2012, announcing that its development partner, Sofgen, received FDA approval of its Progesterone capsules, 100mg and 200mg, and that the Company had begun distribution in the U.S.